Exhibit 2.6

Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the common shares, without par value (the “AB InBev Common Shares”), of Anheuser-Busch InBev SA/NV, a corporation incorporated under the laws of Belgium (“AB InBev”) and that this agreement be included as an Exhibit to such filing.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of 28 October 2016.

[Signature pages follow]

[Anheuser-Busch InBev Joint Filing Agreement Signature Page]

STICHTING ANHEUSER-BUSCH INBEV

by	/s/ P. Cornet de Ways Ruart
Name:	P. Cornet de Ways Ruart
Title:	Class A Director

by	/s/ Roberto Moses Thompson Motta
Name:	Roberto Moses Thompson Motta
Title:	Class B Director

[Anheuser-Busch InBev Joint Filing Agreement Signature Page]

EUGÉNIE PATRI SÉBASTIEN S.A.

By:	/s/ Grégoire de Spoelberch
Name:	Grégoire de Spoelberch
Title:	Director

by	/s/ Alexandre Van Damme
Name:	Alexandre Van Damme
Title:	Director

by	/s/ Paul Cornet de Ways Ruart
Name:	Paul Cornet de Ways Ruart
Title:	Director

[Anheuser-Busch InBev Joint Filing Agreement Signature Page]

RAYVAX SOCIÉTÉ D’INVESTISSEMENTS SA

by	/s/ Paul Cornet de Ways Ruart
Name:	Paul Cornet de Ways Ruart
Title:	Director

by	/s/ Arnoud de Pret
Name:	Arnoud de Pret
Title:	Director

[Anheuser-Busch InBev Joint Filing Agreement Signature Page]

FONDS BAILLET LATOUR SPRL

by	*
Alain De Waele
Director

by	*
Jan Huyghebaert
Director

*By:	/s/ Benoit Loore
Benoit Loore
Attorney-in-Fact

/s/ Jan Vandermeersch
Jan Vandermeersch
Attorney-in-Fact

[Ambev S.A. Joint Filing Agreement Signature Page]

FONDS VOORZITTER VERHELST SPRL

by	*
Luc Hermans
Director

by	*
Jo Van Biesbroeck
Director

*By:	/s/ Benoit Loore
Benoit Loore
Attorney-in-Fact

/s/ Jan Vandermeersch
Jan Vandermeersch
Attorney-in-Fact

[Anheuser-Busch InBev Joint Filing Agreement Signature Page]

BRC S.À.R.L.

by	*
Name:	Carlos Alberto Da Veiga Sicupira
Title:	Class A Director

by	*
Name:	Alexandre Behring
Title:	Class B Director

*By:	/s/ Roberto Moses Thompson Motta
Roberto Moses Thompson Motta
Attorney-in-Fact

/s/ André Costa Coelho de Souza
André Costa Coelho de Souza
Attorney-in-Fact

[Anheuser-Busch InBev Joint Filing Agreement Signature Page]

JORGE PAULO LEMANN

*
Name:	Jorge Paulo Lemann

*By:	/s/ Roberto Moses Thompson Motta
Roberto Moses Thompson Motta
Attorney-in-Fact

/s/ André Costa Coelho de Souza
André Costa Coelho de Souza
Attorney-in-Fact

[Anheuser-Busch InBev Joint Filing Agreement Signature Page]

CARLOS ALBERTO DA VEIGA SICUPIRA

*
Name:	Carlos Alberto Da Veiga Sicupira

*By:	/s/ Roberto Moses Thompson Motta
Roberto Moses Thompson Motta
Attorney-in-Fact

/s/ André Costa Coelho de Souza
André Costa Coelho de Souza
Attorney-in-Fact

[Anheuser-Busch InBev Joint Filing Agreement Signature Page]

MARCEL HERRMANN TELLES

*
Name:	Marcel Herrmann Telles

*By:	/s/ Roberto Moses Thompson Motta
Roberto Moses Thompson Motta
Attorney-in-Fact

/s/ André Costa Coelho de Souza
André Costa Coelho de Souza
Attorney-in-Fact

[Anheuser-Busch InBev Joint Filing Agreement Signature Page]